EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Fourth Quarter 2025 Financial Results and Declares Dividend

HONOLULU, Hawaii January 30, 2026--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended December 31, 2025.

“I’m happy to report that First Hawaiian finished 2025 with another strong quarter,” said Bob Harrison, Chairman, President, and CEO. “Loans grew, retail and commercial deposits grew, and we remained the most profitable bank in the state.”

On January 28, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on February 27, 2026, to stockholders of record at the close of business on February 13, 2026.

Additionally, the Company’s Board of Directors adopted a stock repurchase program for up to $250.0 million of its outstanding common stock.

Fourth Quarter 2025 Highlights:

●	Net income of $69.9 million, or $0.56 per diluted share
●	Total loans and leases increased $183.1 million versus prior quarter
●	Total deposits decreased $213.9 million versus prior quarter
●	Net interest margin increased 2 basis points to 3.21%
●	Recorded a $7.7 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share
●	Board of Directors adopted a $250.0 million stock repurchase program

Balance Sheet

Total assets were $24.0 billion at December 31, 2025 versus $24.1 billion at September 30, 2025.

Gross loans and leases were $14.3 billion as of December 31, 2025, an increase of $183.1 million from $14.1 billion as of September 30, 2025.

Total deposits were $20.5 billion as of December 31, 2025, a decrease of $213.9 million from $20.7 billion as of September 30, 2025.

Net Interest Income

Net interest income for the fourth quarter of 2025 was $170.3 million, an increase of $1.0 million compared to $169.3 million for the prior quarter.

The net interest margin was 3.21% in the fourth quarter of 2025, an increase of 2 basis points compared to 3.19% in the prior quarter.

Provision Expense

During the quarter ended December 31, 2025, we recorded a $7.7 million provision for credit losses. In the quarter ended September 30, 2025, we recorded a $4.5 million provision for credit losses.

Noninterest Income

Noninterest income was $55.6 million in the fourth quarter of 2025, $1.5 million lower compared to noninterest income of $57.1 million in the prior quarter.

Noninterest Expense

Noninterest expense was $125.1 million in the fourth quarter of 2025, $0.6 million lower compared to noninterest expense of $125.7 million in the prior quarter.

The efficiency ratio was 55.1% and 55.3% for the quarters ended December 31, 2025 and September 30, 2025, respectively.

Taxes

The effective tax rate was 24.8% and 23.2% for the quarters ended December 31, 2025 and September 30, 2025, respectively.

Asset Quality

The allowance for credit losses was $168.5 million, or 1.18% of total loans and leases, as of December 31, 2025, compared to $165.3 million, or 1.17% of total loans and leases, as of September 30, 2025. The reserve for unfunded commitments was $35.7 million as of December 31, 2025 and $36.2 million as of September 30, 2025. Net charge-offs were $5.0 million, or 0.14% of average loans and leases on an annualized basis, for the quarter ended December 31, 2025, compared to net charge-offs of $4.2 million, or 0.12% of average loans and leases on an annualized basis, for the quarter ended September 30, 2025. Total non-performing assets were $41.0 million, or 0.29% of total loans and leases and other real estate owned, on December 31, 2025, compared to total non-performing assets of $30.9 million, or 0.22% of total loans and leases and other real estate owned, on September 30, 2025.

Capital

Total stockholders' equity was $2.8 billion on December 31, 2025 versus $2.7 billion on September 30, 2025.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.27%, 13.17% and 14.42%, respectively, on December 31, 2025, compared with 9.16%, 13.24% and 14.49%, respectively, on September 30, 2025.

The Company repurchased approximately 1.0 million shares of common stock at a total cost of $26.0 million under the stock repurchase program in the fourth quarter. The average cost was $24.96 per share repurchased. Total repurchases in 2025 were $100.0 million.

As to the stock repurchase program, repurchases of shares of the Company’s common stock may be conducted through open market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of share repurchases, if any, will be subject to management’s discretion and various factors, including the Company’s capital position and financial performance, as well as market conditions. The repurchase program may be suspended, terminated or modified at any time for any reason.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 8:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BI1600e9966e084b4dbab703adec5d98af, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share data)	2025	2025	2024	2025	2024
Operating Results:
Net interest income	$170,302	$169,331	$158,753	$663,742	$622,738
Provision (benefit) for credit losses	7,700	4,500	(750)	27,200	14,750
Noninterest income	55,551	57,060	29,376	217,046	185,803
Noninterest expense	125,102	125,744	124,143	499,345	501,189
Net income	69,931	73,840	52,496	276,266	230,129
Basic earnings per share	0.57	0.59	0.41	2.21	1.80
Diluted earnings per share	0.56	0.59	0.41	2.20	1.79
Dividends declared per share	0.26	0.26	0.26	1.04	1.04
Dividend payout ratio	46.43%	44.07%	63.41%	47.27%	58.10%
Performance Ratios(1):
Net interest margin	3.21%	3.19%	3.03%	3.15%	2.95%
Efficiency ratio	55.14%	55.29%	65.51%	56.43%	61.57%
Return on average total assets	1.16%	1.22%	0.88%	1.16%	0.96%
Return on average tangible assets (non-GAAP)(2)	1.21%	1.27%	0.92%	1.21%	1.00%
Return on average total stockholders' equity	10.07%	10.81%	7.94%	10.26%	9.00%
Return on average tangible stockholders' equity (non-GAAP)(2)	15.76%	17.08%	12.78%	16.27%	14.74%
Average Balances:
Average loans and leases	$14,251,470	$14,209,282	$14,276,107	$14,264,604	$14,312,759
Average earning assets	21,215,262	21,271,827	21,079,951	21,206,274	21,284,169
Average assets	23,925,000	23,993,685	23,795,735	23,917,443	23,996,723
Average deposits	20,510,346	20,411,117	20,249,573	20,389,375	20,373,975
Average stockholders' equity	2,756,241	2,710,273	2,629,600	2,693,446	2,557,215
Market Value Per Share:
Closing	25.30	24.83	25.95	25.30	25.95
High	26.56	26.72	28.80	28.28	28.80
Low	22.65	23.48	22.08	20.32	19.48

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share data)	2025	2025	2024
Balance Sheet Data:
Loans and leases	$14,312,529	$14,129,383	$14,408,258
Total assets	23,955,252	24,098,728	23,828,186
Total deposits	20,515,668	20,729,557	20,322,216
Short-term borrowings	—	—	250,000
Total stockholders' equity	2,769,365	2,733,921	2,617,486

Per Share of Common Stock:
Book value	$22.57	$22.10	$20.70
Tangible book value (non-GAAP)(2)	14.46	14.05	12.83

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.29%	0.22%	0.14%
Allowance for credit losses for loans and leases / total loans and leases	1.18%	1.17%	1.11%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.17%	13.24%	12.80%
Tier 1 Capital Ratio	13.17%	13.24%	12.80%
Total Capital Ratio	14.42%	14.49%	13.99%
Tier 1 Leverage Ratio	9.27%	9.16%	9.14%
Total stockholders' equity to total assets	11.56%	11.34%	10.98%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.73%	7.52%	7.10%

Non-Financial Data:
Number of branches	49	49	48
Number of ATMs	273	275	273
Number of Full-Time Equivalent Employees	1,997	2,001	1,997

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2025	2025	2024	2025	2024
Interest income
Loans and lease financing	$192,483	$196,441	$198,347	$774,419	$805,941
Available-for-sale investment securities	14,997	13,470	12,767	54,086	54,306
Held-to-maturity investment securities	15,711	15,920	17,071	64,577	69,376
Other	13,648	16,744	11,977	58,221	50,421
Total interest income	236,839	242,575	240,162	951,303	980,044
Interest expense
Deposits	66,441	70,851	78,465	279,290	335,717
Short-term borrowings	—	2,195	2,685	7,421	19,988
Other	96	198	259	850	1,601
Total interest expense	66,537	73,244	81,409	287,561	357,306
Net interest income	170,302	169,331	158,753	663,742	622,738
Provision (benefit) for credit losses	7,700	4,500	(750)	27,200	14,750
Net interest income after provision (benefit) for credit losses	162,602	164,831	159,503	636,542	607,988
Noninterest income
Service charges on deposit accounts	8,175	8,096	7,968	31,636	31,090
Credit and debit card fees	15,570	15,850	14,834	61,807	64,401
Other service charges and fees	13,829	13,807	13,132	53,153	45,862
Trust and investment services income	9,205	9,212	9,449	36,941	38,306
Bank-owned life insurance	5,204	6,314	5,713	20,613	17,861
Investment securities (losses) gains, net	—	—	(26,171)	37	(26,171)
Other	3,568	3,781	4,451	12,859	14,454
Total noninterest income	55,551	57,060	29,376	217,046	185,803
Noninterest expense
Salaries and employee benefits	64,768	61,533	59,003	245,906	235,565
Contracted services and professional fees	13,676	15,785	14,472	60,297	60,912
Occupancy	7,092	7,098	7,708	30,224	28,971
Equipment	14,550	13,834	14,215	56,292	53,902
Regulatory assessment and fees	1,204	3,294	3,745	12,080	19,091
Advertising and marketing	2,326	2,033	1,529	8,573	7,719
Card rewards program	8,344	8,694	7,926	33,363	33,831
Other	13,142	13,473	15,545	52,610	61,198
Total noninterest expense	125,102	125,744	124,143	499,345	501,189
Income before provision for income taxes	93,051	96,147	64,736	354,243	292,602
Provision for income taxes	23,120	22,307	12,240	77,977	62,473
Net income	$69,931	$73,840	$52,496	$276,266	$230,129
Basic earnings per share	$0.57	$0.59	$0.41	$2.21	$1.80
Diluted earnings per share	$0.56	$0.59	$0.41	$2.20	$1.79
Basic weighted-average outstanding shares	123,342,709	124,267,090	127,350,626	124,793,785	127,702,573
Diluted weighted-average outstanding shares	124,158,037	124,970,898	128,167,502	125,509,146	128,325,865

Consolidated Balance Sheets	Table 3
	December 31,	September 30,	December 31,
(dollars in thousands, except share amount)	2025	2025	2024
Assets
Cash and due from banks	$228,734	$249,563	$258,057
Interest-bearing deposits in other banks	1,249,018	1,606,080	912,133
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,246,716 as of December 31, 2025, $2,178,092 as of September 30, 2025 and $2,190,448 as of December 31, 2024)	2,076,233	1,986,717	1,926,516
Held-to-maturity, at amortized cost (fair value: $3,188,775 as of December 31, 2025, $3,209,883 as of September 30, 2025 and $3,262,509 as of December 31, 2024)	3,533,082	3,594,188	3,790,650
Loans held for sale	1,370	468	—
Loans and leases	14,312,529	14,129,383	14,408,258
Less: allowance for credit losses	168,468	165,269	160,393
Net loans and leases	14,144,061	13,964,114	14,247,865

Premises and equipment, net	303,496	302,983	288,530
Accrued interest receivable	77,641	77,878	79,979
Bank-owned life insurance	513,182	507,950	491,890
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	4,638	4,728	5,078
Other assets	828,305	808,567	831,996
Total assets	$23,955,252	$24,098,728	$23,828,186
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,968,376	$13,947,385	$13,347,068
Noninterest-bearing	6,547,292	6,782,172	6,975,148
Total deposits	20,515,668	20,729,557	20,322,216
Short-term borrowings	—	—	250,000
Retirement benefits payable	99,052	94,504	97,135
Other liabilities	571,167	540,746	541,349
Total liabilities	21,185,887	21,364,807	21,210,700

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,184,584 / 122,689,256 shares as of December 31, 2025, issued/outstanding: 142,173,027 / 123,719,585 shares as of September 30, 2025 and issued/outstanding: 141,748,847 / 126,422,898 shares as of December 31, 2024)	1,422	1,422	1,417
Additional paid-in capital	2,576,540	2,572,156	2,560,380
Retained earnings	1,078,885	1,041,573	934,048
Accumulated other comprehensive loss, net	(368,140)	(388,149)	(463,994)
Treasury stock (19,495,328 shares as of December 31, 2025, 18,453,442 shares as of September 30, 2025 and 15,325,949 shares as of December 31, 2024)	(519,342)	(493,081)	(414,365)
Total stockholders' equity	2,769,365	2,733,921	2,617,486
Total liabilities and stockholders' equity	$23,955,252	$24,098,728	$23,828,186

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2025			September 30, 2025			December 31, 2024
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,331.8	$13.2	3.95%	$1,471.0	$16.3	4.40%	$948.9	$11.3	4.75%
Available-for-Sale Investment Securities
Taxable	2,035.3	15.0	2.94	1,921.2	13.5	2.80	1,987.7	12.7	2.56
Non-Taxable	0.9	—	4.97	1.2	—	5.07	1.4	—	5.30
Held-to-Maturity Investment Securities
Taxable	2,973.8	12.6	1.69	3,036.1	12.8	1.68	3,224.8	13.9	1.72
Non-Taxable	594.3	3.5	2.37	595.5	3.6	2.39	601.7	3.9	2.56
Total Investment Securities	5,604.3	31.1	2.22	5,554.0	29.9	2.15	5,815.6	30.5	2.10
Loans Held for Sale	0.3	—	5.83	0.9	—	5.71	1.3	—	5.75
Loans and Leases(1)
Commercial and industrial	2,131.5	31.9	5.94	2,144.0	33.6	6.22	2,157.8	35.2	6.50
Commercial real estate	4,599.2	68.8	5.93	4,481.5	69.9	6.18	4,333.1	68.9	6.33
Construction	804.5	13.3	6.55	891.9	15.2	6.78	990.7	17.4	6.99
Residential:
Residential mortgage	4,081.3	41.0	4.02	4,077.1	40.4	3.96	4,183.5	40.8	3.90
Home equity line	1,175.7	14.0	4.71	1,167.0	14.0	4.76	1,157.1	13.3	4.55
Consumer	1,022.1	19.8	7.70	1,018.4	19.6	7.63	1,033.2	19.0	7.29
Lease financing	437.2	4.3	3.89	429.4	4.3	3.98	420.7	4.4	4.18
Total Loans and Leases	14,251.5	193.1	5.38	14,209.3	197.0	5.51	14,276.1	199.0	5.55
Other Earning Assets	27.4	0.4	5.69	36.6	0.4	4.72	38.1	0.7	6.73
Total Earning Assets(2)	21,215.3	237.8	4.46	21,271.8	243.6	4.55	21,080.0	241.5	4.56
Cash and Due from Banks	221.1			243.3			226.2
Other Assets	2,488.6			2,478.6			2,489.5
Total Assets	$23,925.0			$23,993.7			$23,795.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,288.5	$20.0	1.26%	$6,331.6	$21.9	1.37%	$5,940.3	$21.1	1.42%
Money Market	4,185.4	22.0	2.08	3,837.6	23.4	2.42	4,053.6	26.6	2.61
Time	3,368.8	24.4	2.88	3,353.9	25.5	3.02	3,362.0	30.8	3.64
Total Interest-Bearing Deposits	13,842.7	66.4	1.90	13,523.1	70.8	2.08	13,355.9	78.5	2.34
Other Short-Term Borrowings	—	—	—	206.5	2.2	4.22	250.0	2.7	4.27
Other Interest-Bearing Liabilities	9.5	0.1	3.97	14.4	0.2	5.46	25.3	0.2	4.07
Total Interest-Bearing Liabilities	13,852.2	66.5	1.91	13,744.0	73.2	2.11	13,631.2	81.4	2.38
Net Interest Income		$171.3			$170.4			$160.1
Interest Rate Spread(3)			2.55%			2.44%			2.18%
Net Interest Margin(4)			3.21%			3.19%			3.03%
Noninterest-Bearing Demand Deposits	6,667.6			6,888.0			6,893.7
Other Liabilities	649.0			651.4			641.2
Stockholders' Equity	2,756.2			2,710.3			2,629.6
Total Liabilities and Stockholders' Equity	$23,925.0			$23,993.7			$23,795.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.0 million, $1.0 million and $1.4 million for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Year Ended			Year Ended
	December 31, 2025			December 31, 2024
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,313.6	$56.5	4.30%	$900.8	$47.3	5.25%
Available-for-Sale Investment Securities
Taxable	1,929.6	54.0	2.80	2,090.0	54.2	2.60
Non-Taxable	1.2	0.1	5.25	1.5	0.1	5.45
Held-to-Maturity Investment Securities
Taxable	3,067.9	52.2	1.70	3,321.6	56.6	1.70
Non-Taxable	596.3	14.1	2.37	602.6	15.6	2.58
Total Investment Securities	5,595.0	120.4	2.15	6,015.7	126.5	2.10
Loans Held for Sale	0.4	—	6.00	1.3	0.1	6.02
Loans and Leases(1)
Commercial and industrial	2,190.6	134.3	6.13	2,172.4	148.6	6.84
Commercial real estate	4,473.9	272.0	6.08	4,310.1	282.3	6.55
Construction	883.1	58.9	6.67	985.4	73.5	7.46
Residential:
Residential mortgage	4,102.9	162.6	3.96	4,220.2	163.4	3.87
Home equity line	1,161.8	54.4	4.68	1,162.9	51.0	4.39
Consumer	1,018.5	77.5	7.61	1,051.5	73.4	6.98
Lease financing	433.8	17.1	3.94	410.3	16.3	3.98
Total Loans and Leases	14,264.6	776.8	5.45	14,312.8	808.5	5.65
Other Earning Assets	32.7	1.7	5.17	53.6	3.1	5.88
Total Earning Assets(2)	21,206.3	955.4	4.51	21,284.2	985.5	4.63
Cash and Due from Banks	230.6			238.3
Other Assets	2,480.5			2,474.2
Total Assets	$23,917.4			$23,996.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,275.4	$84.2	1.34%	$5,990.7	$91.6	1.53%
Money Market	3,942.2	91.1	2.31	4,064.0	117.8	2.90
Time	3,357.4	104.0	3.10	3,324.8	126.3	3.80
Total Interest-Bearing Deposits	13,575.0	279.3	2.06	13,379.5	335.7	2.51
Other Short-Term Borrowings	176.0	7.4	4.22	424.9	20.0	4.70
Other Interest-Bearing Liabilities	18.0	0.9	4.72	29.6	1.6	5.39
Total Interest-Bearing Liabilities	13,769.0	287.6	2.09	13,834.0	357.3	2.58
Net Interest Income		$667.8			$628.2
Interest Rate Spread(3)			2.42%			2.05%
Net Interest Margin(4)			3.15%			2.95%
Noninterest-Bearing Demand Deposits	6,814.4			6,994.5
Other Liabilities	640.6			611.0
Stockholders' Equity	2,693.4			2,557.2
Total Liabilities and Stockholders' Equity	$23,917.4			$23,996.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $4.1 million and $5.4 million for the years ended December 31, 2025 and 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the years ended December 31, 2025 and 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended December 31, 2025
	Compared to September 30, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.5)	$(1.6)	$(3.1)
Available-for-Sale Investment Securities
Taxable	0.8	0.7	1.5
Held-to-Maturity Investment Securities
Taxable	(0.3)	0.1	(0.2)
Non-Taxable	—	(0.1)	(0.1)
Total Investment Securities	0.5	0.7	1.2
Loans and Leases
Commercial and industrial	(0.2)	(1.5)	(1.7)
Commercial real estate	1.8	(2.9)	(1.1)
Construction	(1.4)	(0.5)	(1.9)
Residential:
Residential mortgage	—	0.6	0.6
Home equity line	0.1	(0.1)	—
Consumer	—	0.2	0.2
Lease financing	0.1	(0.1)	—
Total Loans and Leases	0.4	(4.3)	(3.9)
Other Earning Assets	(0.1)	0.1	—
Total Change in Interest Income	(0.7)	(5.1)	(5.8)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	(1.8)	(1.9)
Money Market	2.0	(3.4)	(1.4)
Time	0.1	(1.2)	(1.1)
Total Interest-Bearing Deposits	2.0	(6.4)	(4.4)
Other Short-Term Borrowings	(1.1)	(1.1)	(2.2)
Other Interest-Bearing Liabilities	(0.1)	—	(0.1)
Total Change in Interest Expense	0.8	(7.5)	(6.7)
Change in Net Interest Income	$(1.5)	$2.4	$0.9

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended December 31, 2025
	Compared to December 31, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$4.0	$(2.1)	$1.9
Available-for-Sale Investment Securities
Taxable	0.4	1.9	2.3
Held-to-Maturity Investment Securities
Taxable	(1.1)	(0.2)	(1.3)
Non-Taxable	(0.1)	(0.3)	(0.4)
Total Investment Securities	(0.8)	1.4	0.6
Loans and Leases
Commercial and industrial	(0.4)	(2.9)	(3.3)
Commercial real estate	4.2	(4.3)	(0.1)
Construction	(3.1)	(1.0)	(4.1)
Residential:
Residential mortgage	(1.0)	1.2	0.2
Home equity line	0.2	0.5	0.7
Consumer	(0.2)	1.0	0.8
Lease financing	0.2	(0.3)	(0.1)
Total Loans and Leases	(0.1)	(5.8)	(5.9)
Other Earning Assets	(0.2)	(0.1)	(0.3)
Total Change in Interest Income	2.9	(6.6)	(3.7)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.3	(2.4)	(1.1)
Money Market	0.8	(5.4)	(4.6)
Time	—	(6.4)	(6.4)
Total Interest-Bearing Deposits	2.1	(14.2)	(12.1)
Other Short-Term Borrowings	(1.4)	(1.3)	(2.7)
Other Interest-Bearing Liabilities	(0.1)	—	(0.1)
Total Change in Interest Expense	0.6	(15.5)	(14.9)
Change in Net Interest Income	$2.3	$8.9	$11.2

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Year Ended December 31, 2025
	Compared to December 31, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$18.9	$(9.7)	$9.2
Available-for-Sale Investment Securities
Taxable	(4.3)	4.1	(0.2)
Held-to-Maturity Investment Securities
Taxable	(4.4)	—	(4.4)
Non-Taxable	(0.2)	(1.3)	(1.5)
Total Investment Securities	(8.9)	2.8	(6.1)
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	1.2	(15.5)	(14.3)
Commercial real estate	10.4	(20.7)	(10.3)
Construction	(7.2)	(7.4)	(14.6)
Residential:
Residential mortgage	(4.6)	3.8	(0.8)
Home equity line	—	3.4	3.4
Consumer	(2.4)	6.5	4.1
Lease financing	1.0	(0.2)	0.8
Total Loans and Leases	(1.6)	(30.1)	(31.7)
Other Earning Assets	(1.1)	(0.3)	(1.4)
Total Change in Interest Income	7.2	(37.3)	(30.1)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	4.2	(11.6)	(7.4)
Money Market	(3.4)	(23.3)	(26.7)
Time	1.2	(23.5)	(22.3)
Total Interest-Bearing Deposits	2.0	(58.4)	(56.4)
Other Short-Term Borrowings	(10.7)	(1.9)	(12.6)
Other Interest-Bearing Liabilities	(0.5)	(0.2)	(0.7)
Total Change in Interest Expense	(9.2)	(60.5)	(69.7)
Change in Net Interest Income	$16.4	$23.2	$39.6

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases			Table 9
	December 31,	September 30,	December 31,
(dollars in thousands)	2025	2025	2024
Commercial and industrial	$2,171,333	$2,027,504	$2,247,428
Commercial real estate	4,590,326	4,513,706	4,463,992
Construction	808,275	881,462	918,326
Residential:
Residential mortgage	4,096,300	4,077,946	4,168,154
Home equity line	1,178,527	1,170,822	1,151,739
Total residential	5,274,827	5,248,768	5,319,893
Consumer	1,025,838	1,013,663	1,023,969
Lease financing	441,930	444,280	434,650
Total loans and leases	$14,312,529	$14,129,383	$14,408,258

Deposits			Table 10
	December 31,	September 30,	December 31,
(dollars in thousands)	2025	2025	2024
Demand	$6,547,292	$6,782,172	$6,975,148
Savings	6,308,873	6,691,136	6,021,364
Money Market	4,289,370	3,874,614	4,027,334
Time	3,370,133	3,381,635	3,298,370
Total Deposits	$20,515,668	$20,729,557	$20,322,216

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 11
	December 31,	September 30,	December 31,
(dollars in thousands)	2025	2025	2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$8,805	$1,084	$329
Commercial real estate	3,007	3,089	411
Construction	1,788	904	—
Lease financing	734	169	—
Total Commercial Loans	14,334	5,246	740
Residential Loans:
Residential mortgage	16,423	16,702	12,768
Home equity line	10,271	8,385	7,171
Total Residential Loans	26,694	25,087	19,939
Consumer	—	600	—
Total Non-Accrual Loans and Leases	41,028	30,933	20,679
Total Non-Performing Assets	$41,028	$30,933	$20,679

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$318	$633	$1,432
Construction	—	2,063	536
Total Commercial Loans	318	2,696	1,968
Residential mortgage	55	627	1,317
Consumer	2,984	2,566	2,734
Total Accruing Loans and Leases Past Due 90 Days or More	$3,357	$5,889	$6,019

Total Loans and Leases	$14,312,529	$14,129,383	$14,408,258

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in thousands)	2025	2025	2024	2025	2024
Balance at Beginning of Period	$201,466	$201,172	$197,397	$193,240	$192,138
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(1,478)	(1,106)	(851)	(4,731)	(3,615)
Commercial real estate	—	—	—	—	(400)
Lease financing	—	(580)	—	(662)	—
Total Commercial Loans	(1,478)	(1,686)	(851)	(5,393)	(4,015)
Home equity line	—	—	—	(30)	—
Consumer	(5,186)	(4,719)	(4,774)	(19,473)	(18,002)
Total Loans and Leases Charged-Off	(6,664)	(6,405)	(5,625)	(24,896)	(22,017)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	193	410	298	1,202	919
Commercial real estate	—	—	—	251	—
Total Commercial Loans	193	410	298	1,453	919
Residential Loans:
Residential mortgage	14	14	30	157	119
Home equity line	27	26	32	149	274
Total Residential Loans	41	40	62	306	393
Consumer	1,429	1,749	1,858	6,862	7,057
Total Recoveries on Loans and Leases Previously Charged-Off	1,663	2,199	2,218	8,621	8,369
Net Loans and Leases Charged-Off	(5,001)	(4,206)	(3,407)	(16,275)	(13,648)
Provision (Benefit) for Credit Losses	7,700	4,500	(750)	27,200	14,750
Balance at End of Period	$204,165	$201,466	$193,240	$204,165	$193,240
Components:
Allowance for Credit Losses	$168,468	$165,269	$160,393	$168,468	$160,393
Reserve for Unfunded Commitments	35,697	36,197	32,847	35,697	32,847
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$204,165	$201,466	$193,240	$204,165	$193,240
Average Loans and Leases Outstanding	$14,251,470	$14,209,282	$14,276,107	$14,264,604	$14,312,759
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.14%	0.12%	0.09%	0.11%	0.10%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.18%	1.17%	1.11%	1.18%	1.11%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	4.11x	5.34x	7.76x	4.11x	7.76x

(1)	Annualized for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$321,132	$120,082	$61,358	$99,174	$150,013	$228,890	$1,007,162	$14,182	$2,001,993
Special Mention	3,790	825	1,900	1,940	341	841	3,819	—	13,456
Substandard	746	—	368	7,827	19	20,435	38,466	—	67,861
Other (1)	19,067	9,027	5,046	3,560	1,081	1,164	49,078	—	88,023
Total Commercial and Industrial	344,735	129,934	68,672	112,501	151,454	251,330	1,098,525	14,182	2,171,333
Current period gross charge-offs	1	170	775	547	407	2,800	31	—	4,731

Commercial Real Estate
Risk rating:
Pass	732,672	288,924	389,773	735,412	566,285	1,525,374	115,640	6,881	4,360,961
Special Mention	—	681	37,667	43,819	41,393	21,317	1,314	—	146,191
Substandard	—	5,547	529	59,126	989	16,109	751	—	83,051
Other (1)	—	—	—	—	—	123	—	—	123
Total Commercial Real Estate	732,672	295,152	427,969	838,357	608,667	1,562,923	117,705	6,881	4,590,326
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	82,330	218,505	106,890	192,608	77,380	47,078	26,917	—	751,708
Special Mention	—	—	—	27,972	—	121	—	—	28,093
Substandard	—	—	—	—	—	904	—	—	904
Other (1)	7,773	8,300	4,760	4,019	160	1,872	686	—	27,570
Total Construction	90,103	226,805	111,650	224,599	77,540	49,975	27,603	—	808,275
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	122,978	80,669	89,475	43,015	9,087	91,109	—	—	436,333
Special Mention	—	—	556	42	—	—	—	—	598
Substandard	—	4,379	408	212	—	—	—	—	4,999
Total Lease Financing	122,978	85,048	90,439	43,269	9,087	91,109	—	—	441,930
Current period gross charge-offs	—	662	—	—	—	—	—	—	662

Total Commercial Lending	$1,290,488	$736,939	$698,730	$1,218,726	$846,748	$1,955,337	$1,243,833	$21,063	$8,011,864
Current period gross charge-offs	$1	$832	$775	$547	$407	$2,800	$31	$—	$5,393

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$196,591	$146,779	$188,885	$455,130	$881,320	$1,479,533	$—	$—	$3,348,238
680 - 739	21,211	19,044	26,493	57,219	94,557	171,825	—	—	390,349
620 - 679	7,054	2,100	5,535	24,857	23,888	51,817	—	—	115,251
550 - 619	—	721	1,188	3,126	6,334	14,464	—	—	25,833
Less than 550	—	1,968	887	3,000	4,653	9,415	—	—	19,923
No Score (3)	8,082	5,093	5,384	15,829	9,523	44,549	—	—	88,460
Other (2)	20,152	7,771	11,625	13,530	13,640	32,144	9,384	—	108,246
Total Residential Mortgage	253,090	183,476	239,997	572,691	1,033,915	1,803,747	9,384	—	4,096,300
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	939,884	1,068	940,952
680 - 739	—	—	—	—	—	—	171,306	1,520	172,826
620 - 679	—	—	—	—	—	—	40,928	637	41,565
550 - 619	—	—	—	—	—	—	13,464	843	14,307
Less than 550	—	—	—	—	—	—	8,069	71	8,140
No Score (3)	—	—	—	—	—	—	737	—	737
Total Home Equity Line	—	—	—	—	—	—	1,174,388	4,139	1,178,527
Current period gross charge-offs	—	—	—	—	—	—	30	—	30

Total Residential Lending	$253,090	$183,476	$239,997	$572,691	$1,033,915	$1,803,747	$1,183,772	$4,139	$5,274,827
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$30	$—	$30

Consumer Lending
FICO:
740 and greater	113,519	65,981	42,560	49,118	20,240	4,462	102,761	110	398,751
680 - 739	86,088	47,861	28,552	24,684	10,429	2,974	87,662	529	288,779
620 - 679	44,816	20,455	11,809	11,804	5,695	2,379	50,406	963	148,327
550 - 619	9,253	8,439	6,414	7,503	3,497	2,004	16,764	832	54,706
Less than 550	2,491	4,263	3,213	3,809	1,948	1,287	5,745	498	23,254
No Score (3)	1,775	5	40	5	—	22	36,868	156	38,871
Other (2)	4,536	—	—	—	547	1,009	67,058	—	73,150
Total Consumer Lending	$262,478	$147,004	$92,588	$96,923	$42,356	$14,137	$367,264	$3,088	$1,025,838
Current period gross charge-offs	$802	$2,494	$1,693	$1,873	$947	$2,425	$8,367	$872	$19,473

Total Loans and Leases	$1,806,056	$1,067,419	$1,031,315	$1,888,340	$1,923,019	$3,773,221	$2,794,869	$28,290	$14,312,529
Current period gross charge-offs	$803	$3,326	$2,468	$2,420	$1,354	$5,225	$8,428	$872	$24,896

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of December 31, 2025, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of December 31, 2025, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2025	2025	2024	2025	2024
Income Statement Data:
Net income	$69,931	$73,840	$52,496	$276,266	$230,129

Average total stockholders' equity	$2,756,241	$2,710,273	$2,629,600	$2,693,446	$2,557,215
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,760,749	$1,714,781	$1,634,108	$1,697,954	$1,561,723

Average total assets	$23,925,000	$23,993,685	$23,795,735	$23,917,443	$23,996,723
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,929,508	$22,998,193	$22,800,243	$22,921,951	$23,001,231

Return on average total stockholders' equity(1)	10.07%	10.81%	7.94%	10.26%	9.00%
Return on average tangible stockholders' equity (non-GAAP)(1)	15.76%	17.08%	12.78%	16.27%	14.74%

Return on average total assets(1)	1.16%	1.22%	0.88%	1.16%	0.96%
Return on average tangible assets (non-GAAP)(1)	1.21%	1.27%	0.92%	1.21%	1.00%

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share amounts)	2025	2025	2024
Balance Sheet Data:
Total stockholders' equity	$2,769,365	$2,733,921	$2,617,486
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,773,873	$1,738,429	$1,621,994

Total assets	$23,955,252	$24,098,728	$23,828,186
Less: goodwill	995,492	995,492	995,492
Tangible assets	$22,959,760	$23,103,236	$22,832,694

Shares outstanding	122,689,256	123,719,585	126,422,898

Total stockholders' equity to total assets	11.56%	11.34%	10.98%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.73%	7.52%	7.10%

Book value per share	$22.57	$22.10	$20.70
Tangible book value per share (non-GAAP)	$14.46	$14.05	$12.83

(1)	Annualized for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024.